UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 12, 2004

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7190	65-0854631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of Principal Executive Office) (Zip Code)

(954) 917-7665

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Imperial Industries, Inc. dated August 12, 2004

Item 12.   Results of Operations and Financial Condition.

On August 12, 2004, Imperial Industries, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with procedural guidance from the Securities and Exchange Commission, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 12. Disclosure of Results and Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

Date: August 12, 2004	By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Principal Executive Officer/ Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Imperial Industries, Inc. dated August 12, 2004